Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a post-effective amendment to registration statement on Form S-8 relating to the Varian Medical Systems, Inc. Omnibus Stock Plan and the Varian Medical Systems, Inc. 2000 Stock Option Plan and any and all amendments and supplements thereto, including further post-effective amendments (individually and collectively, the “Registration Statement”) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 11th day of May, 2007.

/s/ Richard M. Levy
Richard M. Levy
Title: Director

A

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a post-effective amendment to registration statement on Form S-8 relating to the Varian Medical Systems, Inc. Omnibus Stock Plan and the Varian Medical Systems, Inc. 2000 Stock Option Plan and any and all amendments and supplements thereto, including further post-effective amendments (individually and collectively, the “Registration Statement”) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 11th day of May, 2007

/s/ Susan L. Bostrom
Susan L. Bostrom
Title: Director

B

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney, and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a post-effective amendment to registration statement on Form S-8 relating to the Varian Medical Systems, Inc. Omnibus Stock Plan and the Varian Medical Systems, Inc. 2000 Stock Option Plan and any and all amendments and supplements thereto, including further post-effective amendments (individually and collectively, the “Registration Statement”) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 11th day of May, 2007

/s/ John Seely Brown
John Seely Brown
Title: Director

C

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney, and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a post-effective amendment to registration statement on Form S-8 relating to the Varian Medical Systems, Inc. Omnibus Stock Plan and the Varian Medical Systems, Inc. 2000 Stock Option Plan and any and all amendments and supplements thereto, including further post-effective amendments (individually and collectively, the “Registration Statement”) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 11th day of May, 2007

/s/ R. Andrew Eckert
R. Andrew Eckert
Title: Director

D

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney, and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a post-effective amendment to registration statement on Form S-8 relating to the Varian Medical Systems, Inc. Omnibus Stock Plan and the Varian Medical Systems, Inc. 2000 Stock Option Plan and any and all amendments and supplements thereto, including further post-effective amendments (individually and collectively, the “Registration Statement”) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 11th day of May, 2007

/s/ Mark R. Laret
Mark R. Laret
Title: Director

E

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney, and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a post-effective amendment to registration statement on Form S-8 relating to the Varian Medical Systems, Inc. Omnibus Stock Plan and the Varian Medical Systems, Inc. 2000 Stock Option Plan and any and all amendments and supplements thereto, including further post-effective amendments (individually and collectively, the “Registration Statement”) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 11th day of May, 2007

/s/ Allen S. Lichter
Allen S. Lichter
Title: Director

F

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney, and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a post-effective amendment to registration statement on Form S-8 relating to the Varian Medical Systems, Inc. Omnibus Stock Plan and the Varian Medical Systems, Inc. 2000 Stock Option Plan and any and all amendments and supplements thereto, including further post-effective amendments (individually and collectively, the “Registration Statement”) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 11th day of May, 2007

/s/ David W. Martin
David W. Martin, Jr.
Title: Director

G

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney, and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a post-effective amendment to registration statement on Form S-8 relating to the Varian Medical Systems, Inc. Omnibus Stock Plan and the Varian Medical Systems, Inc. 2000 Stock Option Plan and any and all amendments and supplements thereto, including further post-effective amendments (individually and collectively, the “Registration Statement”) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 11th day of May, 2007

/s/ Ruediger Naumann-Etienne
Ruediger Naumann-Etienne
Title: Director

H

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, the undersigned, do hereby make, constitute and appoint Timothy E. Guertin, Elisha W. Finney, and John W. Kuo, and each of them, my true and lawful attorneys-in-fact and agents, each with power of substitution, in any or all of my offices and capacities with Varian Medical Systems, Inc. as shown below, to execute for me and on my behalf a post-effective amendment to registration statement on Form S-8 relating to the Varian Medical Systems, Inc. Omnibus Stock Plan and the Varian Medical Systems, Inc. 2000 Stock Option Plan and any and all amendments and supplements thereto, including further post-effective amendments (individually and collectively, the “Registration Statement”) and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed these presents this 11th day of May, 2007

/s/ Kent J. Thiry
Kent J. Thiry
Title: Director

I